CLOUGH GLOBAL DIVIDEND AND INCOME FUND

CLOUGH GLOBAL EQUITY FUND

CLOUGH GLOBAL OPPORTUNITIES FUND

Schedules of Investments

July 31, 2024

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Unaudited)

	Shares	Value
COMMON STOCKS - 102.73%
Communication Services - 3.81%
AT&T, Inc.(a)(b)	52,400	$1,008,700
Comcast Corp., Class A(a)(b)	42,200	1,741,594
Verizon Communications, Inc.(b)	11,000	445,720
		3,196,014

Consumer Discretionary -10.39%
Autoliv, Inc.(b)	14,250	1,441,245
BYD Co. Ltd.	15,900	464,005
D.R. Horton, Inc.(b)	12,970	2,333,692
Home Depot, Inc.(a)(b)	2,548	938,072
McDonald's Corp.(b)	4,567	1,212,082
PulteGroup, Inc.(b)	17,580	2,320,560
		8,709,656

Consumer Staples - 5.61%
Coca-Cola Co.(b)	24,850	1,658,489
PepsiCo, Inc.(b)	5,540	956,592
Procter & Gamble Co.(b)	13,000	2,089,880
		4,704,961

Energy - 7.65%
Cheniere Energy, Inc.	7,930	1,448,335
Chesapeake Energy Corp.(b)	13,160	1,004,503
Chevron Corp.(b)	10,600	1,700,982
Exxon Mobil Corp.(b)	12,210	1,447,984
International Seaways, Inc.	14,400	806,400
		6,408,204

Financials - 11.88%
Bank of America Corp.(b)	24,000	967,440
Everest Group Ltd.	4,245	1,667,733
HDFC Bank Ltd. - ADR(a)(b)	10,400	624,104
ICICI Bank Ltd. - Sponsored ADR(a)(b)	33,900	986,829
JPMorgan Chase & Co.(b)	13,300	2,830,240
Morgan Stanley(a)(b)	18,550	1,914,545
Prudential Financial, Inc.(b)	3,300	413,556
Starwood Property Trust, Inc.(a)(b)	28,600	570,570
		9,975,017
	Shares	Value
COMMON STOCKS - 102.73% (continued)
Health Care - 21.02%
AbbVie, Inc.(b)	9,420	$1,745,714
Bristol-Myers Squibb Co.	29,660	1,410,630
Eli Lilly & Co.(b)	1,389	1,117,131
Encompass Health Corp.(b)	15,300	1,421,982
Gilead Sciences, Inc.(b)	6,300	479,178
HCA Healthcare, Inc.(b)	4,830	1,753,531
Johnson & Johnson(b)	3,107	490,440
Lonza Group AG	1,584	1,060,030
Medtronic PLC(b)	12,900	1,036,128
Merck & Co., Inc.(b)	16,020	1,812,343
Pfizer, Inc.	71,000	2,168,340
Select Medical Holdings Corp.(b)	33,500	1,331,960
UnitedHealth Group, Inc.	1,300	749,008
Universal Health Services, Inc.	4,990	1,066,662
		17,643,077

Industrials - 11.51%
AerCap Holdings N.V.	13,240	1,243,898
Airbus SE	20,673	3,131,378
General Dynamics Corp.(b)	9,245	2,761,574
Northrop Grumman Corp.(b)	1,087	526,456
RTX Corp.(a)(b)	16,995	1,996,743
		9,660,049

Information Technology - 21.55%
Amphenol Corp., Class A	8,000	514,080
Apple, Inc.(a)(b)	24,950	5,540,896
ASML Holding N.V.	1,337	1,252,368
Broadcom, Inc.(a)(b)	10,650	1,711,242
Micron Technology, Inc.	6,100	669,902
Microsoft Corp.(b)	12,415	5,193,815
NVIDIA Corp.(b)	5,900	690,418
SK Hynix, Inc.	17,816	2,518,245
		18,090,966

Materials - 5.15%
Dow, Inc.(b)	17,100	931,437
Ecolab, Inc.	3,030	698,991
Freeport-McMoRan, Inc., Class B(b)	24,550	1,114,815
Glencore PLC	174,807	965,857
Vale SA - Sponsored ADR, Class B(b)	56,300	610,855
		4,321,955

Real Estate - 1.50%
Simon Property Group, Inc.(a)(b)	4,800	736,512
VICI Properties, Inc.(b)	16,500	515,790
		1,252,302

See Notes to Schedules of Investments

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

	Shares	Value
COMMON STOCKS - 102.73% (continued)
Utilities - 2.66%
Duke Energy Corp.(b)	10,400	$1,136,408
Exelon Corp.(a)(b)	29,500	1,097,400
		2,233,808

TOTAL COMMON STOCKS (Cost $69,719,296)		86,196,009

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 0.20%
Put Options Purchased - 0.20%
S&P 500 Index Future 9/20/2024, $5,530, $9,448,600	34	171,275
TOTAL PURCHASED OPTIONS (Cost $221,123)		171,275

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS - 8.20%
Consumer Discretionary - 2.85%
Amazon.com, Inc., 4/13/2052,3.950%	$2,600,000	2,154,617
Melco Resorts Finance Ltd., 7/21/2028, 5.750%(b)(c)(d)	250,000	234,883
		2,389,500

Consumer Staples - 1.21%
Haleon US Capital LLC, 3/24/2052, 4.000%	1,250,000	1,016,353

Financials - 0.55%
Trinity Capital, Inc., 8/24/2026, 4.375%(b)	500,000	467,482

Information Technology - 2.31%
Apple, Inc., 2/8/2051, 2.650%	2,950,000	1,936,171

Semiconductors & Semiconductor Equipment - 1.28%
Broadcom, Inc., 2/15/2051, 3.750%(c)(d)	1,400,000	1,070,893

TOTAL CORPORATE BONDS (Cost $6,930,176)		6,880,399
Maturity Date/Rate	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 5.99%
Treasury Notes
8/15/2053, 4.125%	1,800,000	$1,731,586
5/15/2034, 4.375%	3,210,000	3,292,507
		5,024,093

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,841,835)		5,024,093

Description/Maturity Date/Rate	Principal Amount	Value
ASSET-BACKED SECURITIES - 0.02%
United States Small Business Administration, 12/1/2028, 6.220%(b)	17,116	17,231

TOTAL ASSET-BACKED SECURITIES (Cost $17,116)		17,231

	Shares	Value
MONEY MARKET FUNDS - 1.46%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 5.210% (7-day yield)	1,224,719	1,224,719

TOTAL MONEY MARKET FUNDS (Cost $1,224,719)		1,224,719

TOTAL INVESTMENTS - 118.60% (Cost $82,954,265)		99,513,726

Liabilities in Excess of Other Assets - (18.60)%(e)		(15,606,510)

NET ASSETS - 100.00%		$83,907,216

See Notes to Schedules of Investments

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (22.15)%
Consumer Discretionary - (8.49)%
Asbury Automotive Group, Inc.(f)	(2,308)	$(621,360)
Brunswick Corp.	(9,800)	(798,210)
Cava Group, Inc.(f)	(10,400)	(875,888)
Choice Hotels International, Inc.	(5,190)	(661,465)
DoorDash, Inc.(f)	(3,885)	(430,147)
Ford Motor Co.	(59,170)	(640,219)
General Motors Co.	(8,780)	(389,130)
Harley-Davidson, Inc.	(19,200)	(720,000)
Pool Corp.	(1,890)	(706,936)
Signet Jewelers Ltd.	(4,890)	(411,396)
Tractor Supply Co.	(3,330)	(876,856)
		(7,131,607)

Consumer Staples - (0.82)%
Energizer Holdings, Inc.	(22,400)	(689,696)

Financials - (1.86)%
Affirm Holdings, Inc., Class A(f)	(6,500)	(183,885)
Bank OZK	(11,200)	(525,168)
Deutsche Bank AG	(36,600)	(569,496)
SoFi Technologies, Inc.(f)	(36,937)	(278,505)
		(1,557,054)

Health Care - (0.68)%
CVS Health Corp.	(9,400)	(567,102)

Industrials - (6.01)%
AMETEK, Inc.	(1,400)	(242,872)
Cummins, Inc.	(2,007)	(585,643)
Deere & Co.	(1,100)	(409,178)
Fastenal Co.	(5,900)	(417,425)
Hayward Holdings, Inc.(f)	(26,580)	(393,118)
Honeywell International, Inc.	(1,200)	(245,700)
Jacobs Solutions, Inc.	(1,800)	(263,430)
Kennametal, Inc.	(24,500)	(640,430)
Paychex, Inc.	(4,600)	(588,892)
Rockwell Automation, Inc.	(1,363)	(379,800)
Toro Co.	(6,100)	(583,953)
Watsco, Inc.	(605)	(296,141)
		(5,046,582)

Information Technology - (2.71)%
Clearwater Analytics Holdings, Inc.(f)	(38,100)	(744,855)
International Business Machines Corp.	(5,413)	(1,040,054)
ServiceNow, Inc.(f)	(595)	(484,562)
		(2,269,471)
	Shares	Value
Materials - (0.69)%
Cortev, Inc.	(10,300)	$(577,830)

Real Estate - (0.89)%
Alexandria Real Estate Equities, Inc.	(6,360)	(745,964)

TOTAL COMMON STOCKS (Proceeds $18,183,822)		(18,585,306)

EXCHANGE-TRADED FUNDS - (0.86)%
Consumer Staples Select Sector SPDR Fund	(9,300)	(724,005)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $661,271)		(724,005)

TOTAL SECURITIES SOLD SHORT (Proceeds $18,845,093)		(19,309,311)

Investment Abbreviations:

ADR - American Depository Receipt

PLC – Public Limited Company

(a)	Loaned security; a portion or all of the security is on loan as of July 31, 2024.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of July 31, 2024, the aggregate value of those securities was $54,941,985, representing 65.48% of net assets.
(c)	Restricted security.
(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2024, these securities had an aggregate value of $1,305,776 or 1.56% of net assets.
(e)	Includes cash which is being held as collateral for securities sold short.
(f)	Non-income producing security.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Schedules of Investments

Clough Global Dividend and Income Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

Put Options Written

Underlying Security	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
S&P 500 Index Future	9/20/2024	$4,900	(34)	$27,927	$(9,448,600)	$(20,825)
				$27,927	$(9,448,600)	$(20,825)

See Notes to Schedules of Investments

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Unaudited)

	Shares	Value
COMMON STOCKS - 116.16%
Communication Services - 7.59%
Alphabet, Inc.(a)	42,310	$7,325,976
Liberty Media Corp. - Liberty Formula One, Class C(a)(b)	15,100	1,221,137
Meta Platforms, Inc.	1,532	727,440
Verizon Communications, Inc.	51,500	2,086,780
		11,361,333

Consumer Discretionary - 20.79%
Amazon.com, Inc.(a)(b)	41,160	7,696,097
Booking Holdings, Inc.(a)	350	1,300,254
BYD Co. Ltd.	53,300	1,555,438
Carnival Corp.(a)(b)(c)	246,600	4,108,356
D.R. Horton, Inc.(a)	21,525	3,872,993
MercadoLibre, Inc.(b)	650	1,084,785
PulteGroup, Inc.(a)(c)	27,510	3,631,320
Royal Caribbean Cruises Ltd.(a)(b)(c)	20,210	3,167,311
SharkNinja, Inc.	36,350	2,793,498
Trip.com Group Ltd. - ADR(a)(b)(c)	44,300	1,884,079
		31,094,131

Consumer Staples - 3.69%
Coca-Cola Co.(a)	10,400	694,096
General Mills, Inc.(a)(c)	13,900	933,246
Procter & Gamble Co.(a)(c)	15,300	2,459,628
Walmart, Inc.	21,210	1,455,854
		5,542,824

Energy - 6.58%
Cheniere Energy, Inc.	14,150	2,584,356
Chesapeake Energy Corp.(a)(c)	18,209	1,389,893
International Seaways, Inc.	26,100	1,461,600
Southwestern Energy Co.(a)(b)	250,973	1,618,776
Transocean Ltd.(a)(b)	481,477	2,787,752
		9,842,377

Financials - 8.43%
Berkshire Hathaway, Inc., Class A(a)(b)	3	1,977,632
Everest Group Ltd.	7,470	2,934,739
HDFC Bank Ltd. - ADR(a)(c)	17,700	1,062,177
ICICI Bank Ltd. - Sponsored ADR(a)(c)	112,500	3,274,875
JPMorgan Chase & Co.(a)	15,800	3,362,240
		12,611,663
	Shares	Value
COMMON STOCKS - 116.16% (continued)
Health Care - 21.34%
AbbVie, Inc.	14,000	$2,594,480
Bristol-Myers Squibb Co.	53,780	2,557,777
Centrexion Therapeutics Corp.(b)(d)(e)(f)(g)(h)	4,336	4,453
Centrexion Therapeutics Corp. Series D Preferred(b)(d)(e)(f)(g)(h)	66,719	68,521
Elevance Health, Inc.(a)	7,185	3,822,636
Eli Lilly & Co.(a)	3,627	2,917,087
Encompass Health Corp.(a)	16,000	1,487,040
HCA Healthcare, Inc.(a)(c)	5,580	2,025,819
Lonza Group AG	2,752	1,841,669
Merck & Co., Inc.(a)(c)	28,780	3,255,881
Pfizer, Inc.	129,600	3,957,984
Select Medical Holdings Corp.(a)(c)	55,500	2,206,680
UnitedHealth Group, Inc.(a)	5,900	3,399,344
Universal Health Services, Inc.	8,540	1,825,510
		31,964,881

Industrials - 11.35%
AerCap Holdings N.V.	23,870	2,242,586
Airbus SE	28,328	4,290,895
Boeing Co.(a)(b)(c)	9,995	1,905,047
General Dynamics Corp.(a)(c)	8,640	2,580,854
Northrop Grumman Corp.(a)	1,853	897,445
TransDigm Group, Inc.(a)	3,909	5,059,106
		16,975,933

Information Technology - 29.30%
Amphenol Corp., Class A(a)	46,800	3,007,368
Apple, Inc.(a)	53,640	11,912,371
ASML Holding N.V.	3,569	3,343,082
Broadcom, Inc.(a)(c)	18,660	2,998,289
Dell Technologies, Inc.	5,500	625,240
Lam Research Corp.(a)	797	734,228
Micron Technology, Inc.	17,660	1,939,421
Microsoft Corp.(a)	22,860	9,563,481
NVIDIA Corp.(a)	35,018	4,097,806
SK Hynix, Inc.	32,059	4,531,456
Taiwan Semiconductor Manufacturing Co. Ltd. - Sponsored ADR	6,600	1,094,280
		43,847,022

Materials - 4.35%
Ecolab, Inc.	6,600	1,522,554
Freeport-McMoRan, Inc., Class B(a)	37,900	1,721,039
Glencore PLC	311,991	1,723,836
Linde PLC(a)	3,387	1,536,005
		6,503,434

Real Estate - 0.60%
Prologis, Inc.(a)	3,200	403,360
Simon Property Group, Inc.(a)(c)	3,200	491,008
		894,368

See Notes to Schedules of Investments

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

	Shares	Value
COMMON STOCKS - 116.16% (continued)
Utilities - 2.14%
Duke Energy Corp.(a)(c)	17,755	$1,940,089
Exelon Corp.(a)	33,600	1,249,920
		3,190,009

TOTAL COMMON STOCKS (Cost $138,459,760)		173,827,975

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 0.21%
Put Options Purchased - 0.21%
S&P 500 Index Future 9/20/2024, $5,530, $16,951,900	61	307,287

TOTAL PURCHASED OPTIONS (Cost $396,721)		307,287

	Shares	Value
MONEY MARKET FUNDS - 3.91%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 5.210% (7-day yield)	5,855,129	5,855,129

TOTAL MONEY MARKET FUNDS (Cost $5,855,129)		5,855,129

TOTAL INVESTMENTS - 120.28% (Cost $144,711,610)		179,990,391

Liabilities in Excess of Other Assets - (20.28)%(i)		(30,344,357)

NET ASSETS - 100.00%		$149,646,034
SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (22.18)%
Consumer Discretionary - (8.46)%
Asbury Automotive Group, Inc.(b)	(4,162)	$(1,120,494)
Brunswick Corp.	(15,600)	(1,270,620)
Cava Group, Inc.(b)	(18,700)	(1,574,914)
Choice Hotels International, Inc.	(9,400)	(1,198,030)
DoorDash, Inc.(b)	(6,925)	(766,736)
Ford Motor Co.	(106,970)	(1,157,415)
General Motors Co.	(15,860)	(702,915)
Harley-Davidson, Inc.	(35,100)	(1,316,250)
Pool Corp.	(3,258)	(1,218,622)
Signet Jewelers Ltd.	(8,930)	(751,281)
Tractor Supply Co.	(6,030)	(1,587,820)
		(12,665,097)

Consumer Staples - (0.83)%
Energizer Holdings, Inc.	(40,200)	(1,237,758)

Financials - (1.88)%
Affirm Holdings, Inc.(b)	(11,600)	(328,164)
Bank OZK	(20,200)	(947,178)
Deutsche Bank AG	(66,750)	(1,038,630)
SoFi Technologies, Inc.(b)	(66,562)	(501,877)
		(2,815,849)

Health Care - (0.70)%
CVS Health Corp.	(17,300)	(1,043,709)

Industrials - (6.04)%
AMETEK, Inc.	(2,500)	(433,700)
Cummins, Inc.	(3,609)	(1,053,106)
Deere & Co.	(2,100)	(781,158)
Fastenal Co.	(10,550)	(746,413)
Hayward Holdings, Inc.(b)	(47,750)	(706,223)
Honeywell International, Inc.	(1,900)	(389,025)
Jacobs Solutions, Inc.	(3,200)	(468,320)
Kennametal, Inc.	(44,400)	(1,160,616)
Paychex, Inc.	(7,980)	(1,021,600)
Rockwell Automation, Inc.	(2,459)	(685,200)
Toro Co.	(11,100)	(1,062,603)
Watsco, Inc.	(1,088)	(532,565)
		(9,040,529)

Information Technology - (2.68)%
Clearwater Analytics Holdings, Inc.(b)	(68,200)	(1,333,310)
International Business Machines Corp.	(9,504)	(1,826,099)
ServiceNow, Inc.(b)	(1,043)	(849,409)
		(4,008,818)

See Notes to Schedules of Investments

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
Materials - (0.70)%
Cortev, Inc.	(18,600)	$(1,043,460)

Real Estate - (0.89)%
Alexandria Real Estate Equities, Inc.	(11,360)	(1,332,414)

TOTAL COMMON STOCKS (Proceeds $32,461,478)		(33,187,634)

TOTAL SECURITIES SOLD SHORT (Proceeds $32,461,478)		(33,187,634)

Investment Abbreviations:

ADR - American Depository Receipt

PLC – Public Limited Company

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of July 31, 2024, the aggregate value of those securities was $93,705,958, representing 62.62% of net assets.
(b)	Non-income producing security.
(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2024.
(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2024, these securities had an aggregate value of $72,974 or 0.05% of net assets.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(f)	Restricted security.
(g)	Fair valued security; valued in accordance with procedures approved by the Board. As of July 31, 2024, these securities had an aggregate value of $72,974 or 0.05% of net assets.
(h)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2024, these securities had an aggregate value of $72,974 or 0.05% of net assets.
(i)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Schedules of Investments

Clough Global Equity Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

Put Options Written

Underlying Security	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
S&P 500 Index Future	9/20/2024	$4,900	(61)	$50,104	$(16,951,900)	$(37,363)
				$50,104	$(16,951,900)	$(37,363)

See Notes to Schedules of Investments

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.53%
Communication Services - 7.49%
Alphabet, Inc.(a)	70,930	$12,281,529
Liberty Media Corp. - Liberty Formula One, Class C(b)	49,400	3,994,978
Verizon Communications, Inc.(a)	93,300	3,780,516
		20,057,023

Consumer Discretionary -18.45%
Amazon.com, Inc.(a)(b)	64,450	12,050,861
Booking Holdings, Inc.(a)(c)	574	2,132,416
BYD Co. Ltd.	89,300	2,606,015
Carnival Corp.(a)(b)(c)	435,600	7,257,096
D.R. Horton, Inc.(a)	38,310	6,893,118
MercadoLibre, Inc.(b)	1,170	1,952,613
PulteGroup, Inc.	49,290	6,506,280
Royal Caribbean Cruises Ltd.(a)(b)(c)	31,337	4,911,135
SharkNinja, Inc.	65,200	5,010,620
		49,320,154

Consumer Staples - 2.58%
Coca-Cola Co.(a)(c)	17,900	1,194,646
General Mills, Inc.(a)(c)	21,700	1,456,938
Procter & Gamble Co.(a)	26,300	4,227,988
		6,879,572

Energy - 6.39%
Cheniere Energy, Inc.	25,300	4,620,792
Chesapeake Energy Corp.(a)	29,432	2,246,544
International Seaways, Inc.	46,300	2,592,800
Southwestern Energy Co.(a)(b)	406,994	2,625,111
Transocean Ltd.(a)(b)(c)	862,095	4,991,530
		17,076,777

Financials - 8.18%
Berkshire Hathaway, Inc., Class A(a)(b)	5	3,296,054
Everest Group Ltd.	13,390	5,260,529
HDFC Bank Ltd. - ADR(a)(c)	32,075	1,924,821
ICICI Bank Ltd. - Sponsored ADR(a)(c)	192,800	5,612,408
JPMorgan Chase & Co.(a)	27,100	5,766,880
		21,860,692
	Shares	Value
COMMON STOCKS - 99.53% (continued)
Health Care - 17.74%
Bristol-Myers Squibb Co.	95,480	$4,541,029
Centrexion Therapeutics Corp.(b)(d)(e)(f)(g)(h)	14,166	14,548
Centrexion Therapeutics Corp. Series D Preferred(b)(d)(e)(f)(g)(h)	217,952	223,837
Elevance Health, Inc.(a)	9,554	5,083,015
Eli Lilly & Co.	5,751	4,625,357
Encompass Health Corp.(a)	27,400	2,546,556
HCA Healthcare, Inc.(a)(c)	9,560	3,470,758
Lonza Group AG	4,963	3,321,296
Merck & Co., Inc.(a)(c)	28,450	3,218,549
Pfizer, Inc.	229,800	7,018,092
Roivant Sciences Ltd.(b)	198,600	2,154,810
Select Medical Holdings Corp.(a)	77,200	3,069,472
UnitedHealth Group, Inc.(a)	8,350	4,810,936
Universal Health Services, Inc.	15,460	3,304,730
		47,402,985
Industrials -10.96%
AerCap Holdings N.V.	42,480	3,990,996
Airbus SE	50,614	7,666,597
Boeing Co.(a)(b)(c)	17,905	3,412,693
General Dynamics Corp.(a)	13,940	4,164,017
Northrop Grumman Corp.(a)	2,909	1,408,887
TransDigm Group, Inc.(a)	6,681	8,646,684
		29,289,874
Information Technology - 22.14%
Amphenol Corp., Class A	63,200	4,061,232
Apple, Inc.(a)(c)	81,290	18,052,883
ASML Holding N.V.	4,322	4,048,417
Broadcom, Inc.(a)(c)	32,010	5,143,367
Micron Technology, Inc.	19,490	2,140,392
Microsoft Corp.(a)(c)	36,290	15,181,921
NVIDIA Corp.(a)	32,830	3,841,767
SK Hynix, Inc.	47,730	6,746,510
		59,216,489
Materials - 3.46%
Freeport-McMoRan, Inc., Class B	78,550	3,566,955
Glencore PLC	557,616	3,080,981
Linde PLC(a)(c)	5,780	2,621,230
		9,269,166
Real Estate - 0.58%
Prologis, Inc.(a)	5,600	705,880
Simon Property Group, Inc.(a)(c)	5,600	859,264
		1,565,144

See Notes to Schedules of Investments

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

	Shares	Value
COMMON STOCKS - 99.53% (continued)
Utilities - 1.56%
Duke Energy Corp.(a)(c)	18,700	$2,043,349
Exelon Corp.(a)(c)	57,600	2,142,720
		4,186,069

TOTAL COMMON STOCKS (Cost $210,636,636)		266,123,945

Underlying Security/Expiration Date/
Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS - 0.21%
Put Options Purchased - 0.21%
S&P 500 Index Future 9/20/2024, $5,530, $30,013,200	108	544,050

TOTAL PURCHASED OPTIONS (Cost $702,391)		544,050

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS - 8.17%
Consumer Discretionary - 2.61%
Amazon.com, Inc., 4/13/2052, 3.950%	$8,400,000	6,961,070

Consumer Staples - 1.18%
Haleon US Capital LLC, 3/24/2052, 4.000%	3,900,000	3,171,021

Financials - 0.75%
Bank of Americal Corp., Perpetual Maturity, 5.875%(i)	2,040,000	2,014,151

Information Technology - 2.37%
Apple, Inc., 2/8/2051, 2.650%	9,650,000	6,333,577

Semiconductors & Semiconductor Equipment - 1.26%
Broadcom, Inc., 2/15/2051, 3.750%(d)(f)	4,400,000	3,365,664

TOTAL CORPORATE BONDS (Cost $21,789,950)		21,845,483
Maturity Date/Rate	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 9.03%
Treasury Notes
8/15/2053, 4.125%	5,700,000	$5,483,355
5/15/2034, 4.375%	18,200,000	18,667,797
		24,151,152

TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,299,314)		24,151,152

	Shares	Value
MONEY MARKET FUNDS - 2.20%
BlackRock Liquidity Funds, T-Fund Portfolio, Institutional Class, 5.210% (7-day yield)	5,895,366	5,895,366

TOTAL MONEY MARKET FUNDS (Cost $5,895,366)		5,895,366

TOTAL INVESTMENTS - 119.14% (Cost $262,323,657)		318,559,996

Liabilities in Excess of Other Assets - (19.14)%(j)		(51,172,399)

NET ASSETS - 100.00%		$267,387,597

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS - (22.17)%
Consumer Discretionary - (8.45)%
Asbury Automotive Group, Inc.(b)	(7,497)	(2,018,342)
Brunswick Corp.	(28,050)	(2,284,673)
Cava Group, Inc.(b)	(33,300)	(2,804,526)
Choice Hotels International, Inc.	(16,600)	(2,115,670)
DoorDash, Inc.(b)	(12,350)	(1,367,392)
Ford Motor Co.	(190,290)	(2,058,938)
General Motors Co.	(28,300)	(1,254,256)
Harley-Davidson, Inc.	(62,100)	(2,328,750)
Pool Corp.	(5,949)	(2,225,164)
Signet Jewelers Ltd.	(15,850)	(1,333,461)
Tractor Supply Co.	(10,710)	(2,820,157)
		(22,611,329)

Consumer Staples - (0.83)%
Energizer Holdings, Inc.	(71,800)	(2,210,722)

See Notes to Schedules of Investments

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
Financials - (1.87)%
Affirm Holdings, Inc.(b)	(20,800)	$(588,432)
Bank OZK	(35,900)	(1,683,351)
Deutsche Bank AG	(118,450)	(1,843,082)
SoFi Technologies, Inc.(b)	(118,543)	(893,814)
		(5,008,679)
Health Care - (0.69)%
CVS Health Corp.	(30,600)	(1,846,098)

Industrials - (6.05)%
AMETEK, Inc.	(4,500)	(780,660)
Cummins, Inc.	(6,444)	(1,880,359)
Deere & Co.	(3,700)	(1,376,326)
Fastenal Co.	(18,810)	(1,330,808)
Hayward Holdings, Inc.(b)	(85,360)	(1,262,474)
Honeywell International, Inc.	(3,400)	(696,150)
Jacobs Solutions, Inc.	(5,800)	(848,830)
Kennametal, Inc.	(78,800)	(2,059,832)
Paychex, Inc.	(14,420)	(1,846,048)
Rockwell Automation, Inc.	(4,456)	(1,241,664)
Toro Co.	(19,800)	(1,895,454)
Watsco, Inc.	(1,947)	(953,037)
		(16,171,642)
Information Technology - (2.69)%
Clearwater Analytics Holdings, Inc.(b)	(121,900)	(2,383,145)
International Business Machines Corp.	(17,046)	(3,275,219)
ServiceNow, Inc.(b)	(1,874)	(1,526,167)
		(7,184,531)
Materials - (0.70)%
Cortev, Inc.	(33,200)	(1,862,520)

Real Estate - (0.89)%
Alexandria Real Estate Equities, Inc.	(20,340)	(2,385,679)

TOTAL COMMON STOCKS (Proceeds $57,977,831)		(59,281,200)

TOTAL SECURITIES SOLD SHORT (Proceeds $57,977,831)		(59,281,200)

Investment Abbreviations:

ADR - American Depository Receipt

PLC – Public Limited Company

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of July 31, 2024, the aggregate value of those securities was $149,770,190, representing 56.01% of net assets.
(b)	Non-income producing security.
(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2024.
(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2024, these securities had an aggregate value of $3,604,049 or 1.35% of net assets.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(f)	Restricted security.
(g)	Fair valued security; valued in accordance with procedures approved by the Board. As of July 31, 2024, these securities had an aggregate value of $238,385 or 0.09% of net assets.
(h)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2024, these securities had an aggregate value of $238,385 or 0.09% of net assets.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Schedules of Investments

Clough Global Opportunities Fund

SCHEDULE OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

Put Options Written

Underlying Security	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value
S&P 500 Index Future	9/20/2024	$4,900	(108)	$88,709	$(30,013,200)	$(66,150)
				$88,709	$(30,013,200)	$(66,150)

See Notes to Schedules of Investments

Clough Global Funds

NOTES TO SCHEDULES OF INVESTMENTS

July 31, 2024 (Unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed- end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation – Securities and securities sold short, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Exchange-traded options are valued at the mean of the bid and asked prices. Futures and options on futures are valued at settlement prices.

If the price of a security is unavailable, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined the valuation designee. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund's investment adviser, Clough Capital Partners L.P. ("Clough" or the "Adviser"), as the valuation designee with respect to the fair valuation of each Fund's portfolio securities, subject to oversight by and periodic reporting to the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date

Clough Global Funds

NOTES TO SCHEDULES OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

The following is a summary of the inputs used as of July 31, 2024, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$86,196,009	$–	$–	$86,196,009
Purchased Options	171,275	–	–	171,275
Corporate Bonds	–	6,880,399	–	6,880,399
U.S. Treasury Obligations	–	5,024,093	–	5,024,093
Asset-Backed Securities	–	17,231	–	17,231
Money Market Funds	1,224,719	–	–	1,224,719
Total	$87,592,003	$11,921,723	$–	$99,513,726
Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(18,585,306)	–	–	(18,585,306)
Exchange-Traded Funds	(724,005)	–	–	(724,005)
Written Options	(20,825)	–	–	(20,825)
Total	$(19,330,136)	$–	$–	$(19,330,136)

Clough Global Equity Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communication Services	$11,361,333	$–	$–	$11,361,333
Consumer Discretionary	31,094,131	–	–	31,094,131
Consumer Staples	5,542,824	–	–	5,542,824
Energy	9,842,377	–	–	9,842,377
Financials	12,611,663	–	–	12,611,663
Health Care	31,891,907	–	72,974	31,964,881
Industrials	16,975,933	–	–	16,975,933
Information Technology	43,847,022	–	–	43,847,022
Materials	6,503,434	–	–	6,503,434
Real Estate	894,368	–	–	894,368
Utilities	3,190,009	–	–	3,190,009
Purchased Options	307,287	–	–	307,287
Money Market Funds	5,855,129	–	–	5,855,129
Total	$179,917,417	$–	$72,974	$179,990,391
Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(33,187,634)	–	–	(33,187,634)
Written Options	(37,363)	–	–	(37,363)
Total	$(33,224,997)	$–	$–	$(33,224,997)

Clough Global Funds

NOTES TO SCHEDULES OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

Clough Global Opportunities Fund

Investments in Securities at Value(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communication Services	$20,057,023	$–	$–	$20,057,023
Consumer Discretionary	49,320,154	–	–	49,320,154
Consumer Staples	6,879,572	–	–	6,879,572
Energy	17,076,777	–	–	17,076,777
Financials	21,860,692	–	–	21,860,692
Health Care	47,164,600	–	238,385	47,402,985
Industrials	29,289,874	–	–	29,289,874
Information Technology	59,216,489	–	–	59,216,489
Materials	9,269,166	–	–	9,269,166
Real Estate	1,565,144	–	–	1,565,144
Utilities	4,186,069	–	–	4,186,069
Purchased Options	544,050	–	–	544,050
Corporate Bonds	–	21,845,483	–	21,845,483
U.S. Treasury Obligations	–	24,151,152	–	24,151,152
Money Market Funds	5,895,366	–	–	5,895,366
Total	$272,324,976	$45,996,635	$238,385	$318,559,996
Other Financial Instruments
Liabilities
Securities Sold Short
Common Stocks	(59,281,200)	–	–	(59,281,200)
Written Options	(66,150)	–	–	(66,150)
Total	$(59,347,350)	$–	$–	$(59,347,350)

(a)	For detailed descriptions and other security classifications, see the accompanying Schedule of Investments.

In the event an independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/ dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

Additional information about Level 3 securities is presented when a Fund has significant amount of Level 3 securities at the end of a period in relation to net assets. Management has concluded that Level 3 securities are not material in relation to net assets as of July 31, 2024.

Cash and Cash Equivalents – Cash and cash equivalents may include demand deposits and highly liquid investments, typically with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value.

Foreign Securities – Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds – Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Clough Global Funds

NOTES TO SCHEDULES OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

Short Sales – Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives - The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors – In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing – Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options as of July 31, 2024.

Clough Global Funds

NOTES TO SCHEDULES OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (up to 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of July 31, 2024, were as follows.

Clough Global Dividend and Income Fund

Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Broadcom, Inc.	1.28%	6/12/2024	$1,400,000	$1,074,623	$1,070,893
Melco Resorts Finance Ltd.	0.28	9/21/2020	250,000	253,490	234,883
TOTAL	1.56%		$1,650,000	$1,328,113	$1,305,776

Clough Global Equity Fund

Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Centrexion Therapeutics Corp.	0.00%	3/19/2019	$4,336	$48,741	$4,453
Centrexion Therapeutics Corp. Series D Preferred	0.05	12/18/2017	66,719	701,250	68,521
TOTAL	0.05%		$71,055	$749,991	$72,974

Clough Global Opportunities Fund

Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Broadcom, Inc.	1.26	6/12/2024	$4,400,000	$3,377,771	$3,365,664
Centrexion Therapeutics Corp.	0.01	3/19/2019	14,166	159,240	14,548
Centrexion Therapeutics Corp. Series D Preferred	0.08	12/18/2017	217,952	2,290,759	223,837
TOTAL	1.35%		$4,632,118	$5,827,770	$3,604,049

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The economic impacts of a global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in the Schedules of Investments may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

Prices of bonds and other fixed rate fixed-income securities are subject to interest rate risk as the price tends to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Funds' investments in these securities to decline. Interest rates in the United States have been rising and might increase in the near future. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.

Clough Global Funds

NOTES TO SCHEDULES OF INVESTMENTS

July 31, 2024 (Continued) (Unaudited)

NOTE 2 - COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On July 31, 2024, the pledged collateral was valued at $54,941,985, $93,705,958 and $149,770,190 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days’ notice, reduce the Maximum Commitment Financing to the highest possible amount that, if fully drawn, would be in compliance with the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the Overnight Bank Funding Rate (“OBFR”) plus 0.80% on the amount borrowed.

The Maximum Commitment Financing allowed under the Agreement is the lower of the outstanding borrowings of each Fund or $63,300,000, $139,500,000 and $257,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. As of July 31, 2024, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $16,000,000, $29,000,000 and $52,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on July 31, 2024, was 6.12%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then- outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of July 31, 2024, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $14,325,833, $26,100,935, and $48,114,200, respectively.